EXHIBIT 99.2
UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

:
Chapter 11

WASHINGTON MUTUAL, INC., et al.,1		Case No. 08-12229 (MFW)

(Jointly Administered)
Debtors.

NOTICE OF (A) ENTRY OF ORDER
CONFIRMING THE SEVENTH AMENDED JOINT PLAN OF
AFFILIATED DEBTORS PURSUANT TO CHAPTER 11 OF THE UNITED
STATES BANKRUPTCY CODE AND (B) OCCURRENCE OF THE EFFECTIVE DATE

TO CREDITORS, EQUITY INTEREST HOLDERS, AND OTHER PARTIES IN INTEREST:

PLEASE TAKE NOTICE that, pursuant to an order, dated February 23, 2012 (the “Confirmation Order”), the Seventh Amended Joint Plan of Affiliated Debtors Pursuant to Chapter 11 of the United States Bankruptcy Code, dated December 12, 2011 (as modified, the “Plan”), of Washington Mutual, Inc. (“WMI”) and WMI Investment Corp. (together with WMI, the “Debtors”), as debtors and debtors in possession, was confirmed by the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”).  Unless otherwise defined in this Notice, capitalized terms used herein shall have the meanings ascribed to them in the Plan and the Confirmation Order.

PLEASE TAKE FURTHER NOTICE that the Effective Date of the Plan occurred on March 19, 2012 and the Plan was substantially consummated.

PLEASE TAKE FURTHER NOTICE that copies of the Confirmation Order, the Plan, and related documents, are available at http://www.kccllc.net/wamu or the Bankruptcy Court’s website at www.deb.uscourts.gov and also are available for inspection during regular business hours in the office of the Clerk of the Bankruptcy Court, 824 Market Street, 3rd Floor, Wilmington, Delaware 19801.

PLEASE TAKE FURTHER NOTICE that, pursuant to Article III of the Plan and paragraph 47 of the Confirmation Order, the deadline for filing proofs of or requests for payment of

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1 The Debtors in these chapter 11 cases along with the last four digits of each Debtor’s federal tax identification number are: (i) Washington Mutual, Inc. (3725); and (ii) WMI Investment Corp. (5395).  The Debtors’ principal offices are located at 1201 Third Avenue, Suite 3000, Seattle, Washington 98101.

Administrative Expense Claims (“Administrative Expense Requests”) is June 17, 2012; provided, however, that no Administrative Expense Request shall be required if such Administrative Expense Claim was incurred in accordance with an order of the Bankruptcy Court or with the consent of the Debtors and in the ordinary course of the Debtors’ operations.  All Administrative Expense Requests should be sent to the following:

Washington Mutual Claims Processing
c/o Kurtzman Carson Consultants LLC
2335 Alaska Ave.
El Segundo, CA 90245

Administrative Expense Requests will be deemed timely filed only if actually received by Kurtzman Carson Consultants LLC by 5:00 p.m. (prevailing Eastern Time) on June 17, 2012 (the “Administrative Deadline”).  Administrative Expense Requests may not be delivered by facsimile, telecopy, or electronic mail transmission.

PLEASE TAKE FURTHER NOTICE that, if you are required to file an Administrative Expense Request pursuant to Section 3.1 of the Plan and paragraph 47 of the Confirmation Order and fail to do so by the Administrative Deadline, you will be forever barred, estopped, and enjoined from asserting such Administrative Expense Claim (and from filing an Administrative Expense Request with respect to such Administrative Expense Claim) against the Debtors, their estates, and their property and the Debtors, the Reorganized Debtors, and the Liquidating Trust will be forever discharged from any and all indebtedness or liability with respect to such Administrative Expense Claim.

PLEASE TAKE NOTICE that, pursuant to Sections 3.2 and 41.18 of the Plan and paragraph 48 of the Confirmation Order, any Entity seeking an award by the Bankruptcy Court of compensation or reimbursement of expenses in accordance with section 328, 330 or 331 of the Bankruptcy Code or entitled to priorities established pursuant to section 503(b)(2), 503(b)(3), 503(b)(4) or 503(b)(5) of the Bankruptcy Code shall (1) file with the Clerk of the Bankruptcy Court on or prior to 5:00 p.m. (prevailing Eastern Time) on June 17, 2012, an application, including, without limitation, a final fee application (collectively, the “Fee Applications”), for such award of compensation or reimbursement and (2) serve a copy thereof, together with exhibits and schedules related thereto, upon (a) Weil, Gotshal & Manges LLP, Attorneys for the Debtors, 767 Fifth Avenue, New York, NY 10153, Attn: Brian S. Rosen, Esq., (b) Richards, Layton & Finger, P.A., Attorneys for the Debtors, 920 North King Street, Wilmington, DE 19801, Attn: Mark D. Collins, Esq., (c) Akin, Gump, Strauss, Hauer & Feld LLP, Attorneys for the Creditors’ Committee, One Bryant Park, New York, NY 10036, Attn: Fred Hodara, Esq., (d) Ashby & Geddes, P.A., Attorneys for the Equity Committee, 500 Delaware Avenue, 8th Floor, Wilmington, DE 19899, Attn: Gregory A. Taylor, Esq., and (e) the Office of the United States Trustee, 844 King Street, Suite 2207, Wilmington, DE 19801, Attn: Jane Leamy, Esq.

PLEASE TAKE FURTHER NOTICE that, pursuant to paragraph 49 of the Confirmation Order, objections or responses, if any, to the Fee Applications must be (1) filed with the Bankruptcy Court, together with proof of service thereof, and (2) served upon (a) the applicable applicant, (b) Weil, Gotshal & Manges LLP, Attorneys for the Debtors, 767 Fifth Avenue, New York, NY 10153, Attn: Brian S. Rosen, Esq., (c) Richards, Layton & Finger, P.A., Attorneys for the

Debtors, 920 North King Street, Wilmington, DE 19801, Attn: Mark D. Collins, Esq., (d) Akin, Gump, Strauss, Hauer & Feld LLP, Attorneys for the Creditors’ Committee, One Bryant Park, New York, NY 10036, Attn: Fred Hodara, Esq., (e) Ashby & Geddes, P.A., Attorneys for the Equity Committee, 500 Delaware Avenue, 8th Floor, Wilmington, DE 19899, Attn: Gregory A. Taylor, Esq., (f) the Office of the United States Trustee, 844 King Street, Suite 2207, Wilmington, DE 19801, Attn: Jane Leamy, Esq., and (g) all parties entitled to receive notice in these Chapter 11 Cases pursuant to Bankruptcy Rule 2002, so as to be received not later than July 13, 2012, at 4:00 p.m. (prevailing Eastern Time) (the “Objection Deadline”).

PLEASE TAKE FURTHER NOTICE that a hearing to consider the Fee Applications and the relief requested therein shall be held before the Honorable Mary F. Walrath, United States Bankruptcy Judge, in the United States Bankruptcy Court for the District of Delaware, 824 North Market Street, 5th Floor, Wilmington, Delaware 19801, on July 30, 2012, at 10:30 a.m. (prevailing Eastern Time) to consider the Fee Applications.

PLEASE TAKE FURTHER NOTICE that, if no objections to the Fee Applications are timely filed, served and received in accordance with the provisions of this Notice by the Objection Deadline, the Bankruptcy Court may grant the relief requested in the Fee Applications, in whole or in part, without further notice or hearing.

PLEASE TAKE FURTHER NOTICE that, pursuant to Section 34.5 of the Plan and paragraph 27 of the Confirmation Order, if the rejection of an executory contract or unexpired lease by the Debtors thereunder results in damages to the other party or parties to such contract or lease, any claim for such damages, if not heretofore evidenced by a filed proof of Claim, shall be forever barred and shall not be enforceable against the Debtors, or their properties or agents, successors, or assigns, including, without limitation, the Reorganized Debtors and the Liquidating Trust, unless a proof of Claim is filed with the Bankruptcy Court and served upon the Liquidating Trustee on or before thirty (30) days after the latest to occur of (i) the Confirmation Date, and (ii) the date of entry of an order by the Bankruptcy Court authorizing rejection of a particular executory contract or unexpired lease.

PLEASE TAKE FURTHER NOTICE that the Plan and its provisions are binding on the Debtors, the Reorganized Debtors, the Liquidating Trust, any holder of a Claim against, or Equity Interest in, the Debtors and such holder’s respective successors and assigns, whether or not the Claim or Equity Interest of such holder is impaired by the Plan and whether or not such holder or Entity voted to accept the Plan.

Dated:	Wilmington, Delaware
March 19, 2012

Mark D. Collins, Esq. (No. 2981)
Michael J. Merchant, Esq. (No. 3854)
Travis A. McRoberts, Esq. (No. 5274)
RICHARDS, LAYTON & FINGER, P.A.
One Rodney Square
920 North King Street
Wilmington, Delaware 19801
Telephone:  (302) 651-7700
Facsimile:  (302) 651-7701

– and –

Brian S. Rosen, Esq.
WEIL, GOTSHAL & MANGES LLP
767 Fifth Avenue
New York, New York 10153
Telephone:  (212) 310-8000
Facsimile:  (212) 310-8007

Attorneys for the Debtors and
Debtors in Possession

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